Exhibit 10.24

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is entered into as of [_] by and between Coty Inc., a Delaware corporation (the “Company”), and [_] (the “Indemnitee”) and is effective as of [_] (the “Effective Date”).

RECITALS

WHEREAS, the Board of Directors has determined that attracting and retaining qualified persons as directors and officers is in the best interests of the Company’s stockholders and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company;

WHEREAS, the Company has adopted provisions in its certificate of incorporation, as amended and restated from time to time (the “Certificate of Incorporation”), and by-laws, as amended and restated from time to time (the “By-laws”) providing for indemnification and advancement of expenses of its directors and officers to the fullest extent authorized or permitted by the General Corporation Law of the State of Delaware (the “DGCL”), and the Company wishes to clarify, enhance and supplement the rights and obligations of the Company and the Indemnitee with respect to indemnification and advancement of expenses;

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company as the Company may request, and to otherwise promote the desirable end that such persons shall resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities, and expenses incurred by them in their defense of such litigation are to be borne by the Company and they shall receive the maximum protection against such risks and liabilities as may be afforded by applicable law, the Board of Directors of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, the Company desires to have the Indemnitee continue to serve as a director or officer of the Company and in any other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities by reason of the Indemnitee acting in good faith in the performance of the Indemnitee’s duty to the Company; and the Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a director or officer of the Company, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement:

(a) A “Change in Control” will be deemed to have occurred if the individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

(b) “Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee; provided, however, that no Director shall fail to be a Disinterested Director solely as a result of such Director being party to a Proceeding with respect to the enforcement of rights of the Indemnitee under this Agreement, the Agreement Regarding Indemnification Obligations, effective as of the Effective Date, by and among the Company, Worldwide Beauty Onshore L.P., Worldwide Beauty Offshore L.P. and the WB Designee (the “WB Agreement Regarding Indemnification Obligations”), the Agreement Regarding Indemnification Obligations, effective as of the Effective Date, by and among the Company, Berkshire Fund VII Investment Corp., Berkshire Fund VII-A Investment Corp., Berkshire Investors III LLC, Berkshire Investors IV LLC and the Berkshire Designee (together with the WB Agreement Regarding Indemnification Obligations, the “Agreements Regarding Indemnification Obligations”), the Certificate of Incorporation of the Company or the By-laws of the Company.

(c) “Expenses” means all reasonable direct and indirect costs, fees, and expenses of any type or nature whatsoever incurred in connection with the performance of the duties of the Indemnitee as a member of the board of directors and includes, without limitation, any cost, fees or expenses incurred in connection with the preparation for, investigation of, and actual prosecution, defense or settlement of, or acting as a witness in, any threatened, pending, current or completed action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals therefrom, whether of a civil, criminal, administrative, legislative, investigative, or other nature, attorneys’ fees, retainers and expenses, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), any expenses incurred by or on behalf of the Indemnitee in connection with preparing and submitting any requests or statements for indemnification, advancement, contribution or any other right provided for in this Agreement and any expenses of establishing a right to indemnification or advancement under Sections 9, 11, 13, and 16 hereof, but shall not include the amount of judgments, fines, ERISA excise taxes, or penalties actually levied against the Indemnitee, or any amounts paid in settlement by or on behalf of the Indemnitee.

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(d) “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company, its subsidiaries or the Indemnitee in any matter material to any such party or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification under this Agreement.

(e) “Proceeding” means any action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, manager, fiduciary, or trustee of the Company or while a director, officer, employee, agent, manager, fiduciary or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, manager, fiduciary or trustee of another corporation, partnership, limited liability company, joint venture, trust, or any other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity, whether or not the Indemnitee is serving in such capacity at the time any expense, liability, or loss is incurred for which indemnification or advancement can be provided under this Agreement.

2. Service by the Indemnitee. The Indemnitee shall serve and/or continue to serve as a director or officer of the Company so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee’s successor is elected and qualified or the Indemnitee is removed as permitted by applicable law or tenders a resignation in writing.

3. Indemnification and Advancement of Expenses. The Company shall indemnify and hold harmless the Indemnitee, and shall pay to the Indemnitee (i) all Expenses incurred by or on behalf of the Indemnitee and (ii) the amount of any judgments, fines, ERISA excise taxes, or penalties actually levied against the Indemnitee, or any amounts paid in settlement by or on behalf of the Indemnitee, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, but only to the extent that any such amendments expand the rights of the Indemnitee, all on the terms and conditions set forth in this Agreement. Without diminishing the scope of the rights provided by this Section, the rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to the Indemnitee:

(a) to the extent expressly prohibited by applicable law;

(b) for and to the extent that payment has previously been made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of the Certificate of Incorporation or By-laws, or agreement of the Company or any other company or other enterprise where the Indemnitee is or was serving at the

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request of the Company (and the Indemnitee shall reimburse the Company for any amounts paid by the Company and subsequently so recovered by the Indemnitee);

(c) in respect of any claim brought by the Indemnitee, except in connection with (i) a judicial proceeding or arbitration (A) pursuant to Section 11 to enforce rights under this Agreement or (B) to enforce the terms of the Agreements Regarding Indemnification Obligations, or (ii) the enforcement of any other rights of the Indemnitee to indemnification, advancement or contribution from the Company under any other contract, the Certificate of Incorporation or By-laws or under statute or other law, including any rights under Section 145 of the DGCL, unless the action, suit, or proceeding, or part thereof, was authorized or ratified by the Board of Directors of the Company; or

(d) with respect to any Proceeding brought by or in the right of the Company against the Indemnitee that is authorized by the Board of Directors of the Company, except as provided in Sections 5, 6, and 7 below.

4. Indemnity in Proceedings Other than a Proceeding by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party, or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than a Proceeding by or in the right of the Company). Pursuant to this Section the Company shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, but only to the extent that any such amendments expand the rights of the Indemnitee, indemnify the Indemnitee from and against all expense, liability, and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to the best interests of, the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5. Indemnity in Proceedings by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party, or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section the Company shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, but only to the extent that any such amendments expand the rights of the Indemnitee, indemnify the Indemnitee from and against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the DGCL, as the same exists or may hereafter be amended, but only to the extent that any such amendments expand the rights of the Indemnitee, expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the

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adjudication of liability but in view of all the circumstances of the case, the Indemnitee is entitled to indemnification for such Expenses, liabilities, and losses as such court shall deem proper.

6. Indemnification for Costs, Charges, and Expenses of Successful Party. Notwithstanding any limitations of Sections 3(c), 4 and 5 above, to the extent that the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is otherwise entitled to be indemnified against Expenses or the amount of any judgments, fines, ERISA excise taxes, or penalties actually levied against the Indemnitee, or any amounts paid in settlement by or on behalf of the Indemnitee, the Company shall indemnify the Indemnitee from and against all such Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection therewith and, to the fullest extent permitted by the DGCL, all such judgments, fines, ERISA excise taxes, or penalties actually levied against the Indemnitee, or any amounts paid in settlement by or on behalf of the Indemnitee.

7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification by the Company for some or a portion of the expense, liability, and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding, or in connection with any judicial proceeding pursuant to Section 11 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expense, liability, and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred to which the Indemnitee is entitled.

8. Indemnification for Expenses as a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by the DGCL, as the same exists or may hereafter be amended, but only to the extent that any such amendments expand the rights of the Indemnitee, the Company shall indemnify the Indemnitee from and against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee if the Indemnitee appears as a witness, is legally compelled or asked to respond to discovery requests, or otherwise incurs legal expenses as a result of or related to the Indemnitee’s service as a director, officer, employee, agent, manager, fiduciary, or trustee of the Company or service at the request of the Company as a director, officer, employee, agent, manager, fiduciary or trustee of another corporation, partnership, limited liability company, joint venture, trust, or any other enterprise, including service with respect to an employee benefit plan, in any threatened, pending, or completed action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, legislative, investigative, or other nature, that is not a Proceeding.

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9. Determination of Entitlement to Indemnification. To receive indemnification under this Agreement the Indemnitee shall submit a written request to the Company. Such request shall include the documentation or information that is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. Upon receipt by the Company of a written request by the Indemnitee for indemnification pursuant to Sections 4 or 5, the entitlement of the Indemnitee to indemnification pursuant to such Sections, to the extent not previously determined pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if (i) there are no Disinterested Directors, (ii) the Disinterested Directors so direct or (iii) the Indemnitee so requests, Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (d) in the event that a Change in Control has occurred, Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee, except that in the event that a Change in Control has occurred, Independent Counsel shall be selected by the Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of the Indemnitee so to approve (or so to select, in the event a Change in Control has occurred), such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 30 calendar days after receipt by the Company from the Indemnitee of a written request for indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination. Notwithstanding Section 16, any reasonable Expenses incurred by the Indemnitee in cooperating with the person making such determination shall be advanced by the Company (irrespective of the determination as to the Indemnitee’s entitlement to indemnification) and the Company is liable to indemnify and hold the Indemnitee harmless therefrom. All expenses of the person making such determination shall be borne by the Company (irrespective of the determination as to the Indemnitee’s entitlement to indemnification). For the avoidance of doubt, the Company’s entry into this Agreement evidences the Board of Directors’ (i) approval of the procedures set forth in this Section 9, (ii) agreement and acknowledgment that the procedures set forth in this Section 9 satisfy the requirements of Section 3 of Article VIII of the By-laws, as such provision may be amended from time to time, and (iii) agreement and acknowledgment that the procedures set forth in this Section 9 constitute the sole procedure for determining the Indemnitee’s entitlement to indemnification.

10. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee’s written request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 9 that the Indemnitee has made such request for indemnification. In connection with the determination with respect to the Indemnitee’s entitlement to indemnification hereunder by any person, including a court:

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(a) the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company or any person making a determination pursuant to Section 9 shall have the burden of proof in making any determination contrary to such presumption;

(b) The termination of any Proceeding described in Sections 4 or 5 by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (i) create a presumption that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or with respect to any criminal Proceeding, had reasonable cause to believe his or her conduct was unlawful or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein;

(c) the Indemnitee will be deemed to have acted in good faith if the Indemnitee’s action or inaction is based on the records or books of account of the Company or applicable entity, including financial statements, or on information supplied to the Indemnitee by the officers, employees, or committees of the board of directors of the Company or applicable entity, or on information or records given in reports made to the Company or applicable entity by an independent certified public accountant or by an appraiser or other expert or advisor selected by the Company or applicable entity; and

(d) the knowledge and/or actions, or failure to act, of any director, officer, employee or agent of the Company or any applicable entity (other than the Indemnitee) will not be imputed to the Indemnitee in a manner that limits or otherwise adversely affects Indemnitee’s rights hereunder.

The provisions of this Section 10 shall not be deemed to be exclusive or limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement. Notwithstanding the foregoing, if the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 30 calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely and unconditionally be entitled to such indemnification, absent actual fraud in the request for indemnification.

11. Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit. In the event that a determination is made pursuant to Section 9 that the Indemnitee is not entitled to indemnification hereunder or if payment is not timely made following a determination of entitlement to indemnification pursuant to Sections 9 and 10, or if an advancement of Expenses is not timely made pursuant to Section 16, the Indemnitee may at any time thereafter bring suit against the Company in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of Expenses. The Company shall not oppose the Indemnitee’s right to seek any such adjudication. The Company shall be bound by, and shall not have any right to challenge, any determination made by such court that the Indemnitee is entitled to indemnification or to the advancement of Expenses hereunder. The Indemnitee shall be bound by, and shall not have any right to challenge, any determination made by such court that the Indemnitee is not entitled to indemnification or to the advancement of Expenses hereunder. In

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any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of Expenses), it shall be a defense that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to the best interests of, the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. Further, in any suit brought by the Company to recover an advancement of Expenses pursuant to Sections 4 or 5, the Company shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee has not met the standard of conduct described above. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors or Independent Counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors or Independent Counsel) that the Indemnitee has not met the standard of conduct described above shall create a presumption that the Indemnitee has not met the standard of conduct described above, or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Corporation to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 11 or otherwise shall be on the Company. If a determination is made or deemed to have been made pursuant to the terms of Section 9 or 10 that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding, and enforceable. The Company further agrees to stipulate in any court pursuant to this Section 11 that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings) to the fullest extent permitted by law, and in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit, to the fullest extent permitted by law.

12. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of stockholders or Disinterested Directors, provisions of the Certificate of Incorporation or By-laws, or otherwise.

13. Expenses to Enforce Agreement. In the event that the Indemnitee is subject to or intervenes in any action, suit, or proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if the Indemnitee prevails in

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whole or in part in such action, suit, or proceeding, shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection therewith.

14. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director, officer, employee, agent, manager, fiduciary or trustee of the Company or while a director, officer, employee, agent, manager, fiduciary or trustee is serving at the request of the Company as a director, officer, employee, agent, manager, fiduciary or trustee of another corporation or of a partnership, limited liability company, joint venture, trust, or any other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that the Indemnitee was a director, officer, employee, agent, manager, fiduciary or trustee of the Company or was serving at the request of the Company as a director, officer, employee, agent, manager, fiduciary or trustee of another corporation or of a partnership, limited liability company, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan. No amendment, alteration or repeal of this Agreement or any provision hereof shall limit or restrict any right of the Indemnitee under this Agreement in respect of any action taken or omitted by the Indemnitee prior to such amendment, alteration or repeal. To the extent that a change in the DGCL (or other applicable law), whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation, By-laws or this Agreement, it is the intent of the parties hereto that the Indemnitee enjoy by this Agreement the greater benefits so afforded by such change. The Indemnitee’s rights under this Agreement are present contractual rights that fully vest upon the Indemnitee’s first service as a director or officer of the Company. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators.

15. Notification and Defense of Proceeding. Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee shall, if a request for indemnification or an advancement of Expenses in respect thereof is reasonably likely to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which the Indemnitee notifies the Company:

(a) The Company shall be entitled to participate therein at its own expense;

(b) Except as otherwise provided in this Section 15(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof except as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee

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unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not within 60 calendar days of receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above;

(c) The Company shall promptly notify the issuer(s) of the Company’s directors’ and officers’ liability insurance policy or policies in accordance with the requirements of such policy or policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies; and

(d) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent, or for any judicial or arbitral award if the Company was not given an opportunity, in accordance with this Section 15, to participate in the defense of such Proceeding. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee without the Indemnitee’s written consent. Neither the Company nor the Indemnitee shall unreasonably withhold its consent to any proposed settlement.

16. Advancement of Expenses. At the request of the Indemnitee, all Expenses incurred by or on behalf of the Indemnitee in defending or participating in any Proceeding shall be paid by the Company on an as incurred basis in advance of the final disposition of any related Proceeding, regardless of whether the Indemnitee will ultimately be entitled to be indemnified for such Expenses. To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Company. Such request shall reasonably evidence the Expenses incurred by or on behalf of the Indemnitee and shall include or be accompanied by an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced if it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such Expenses by the Company as provided by this Agreement or otherwise. The Indemnitee’s undertaking to repay any such amounts is not required to be secured and such advanced amounts shall not bear interest. The Company shall not impose on the Indemnitee additional conditions to advancement or require from the Indemnitee additional undertakings regarding repayment. Each such advancement of Expenses shall be made within 20 calendar days after the receipt by the Company of such written request. The Indemnitee’s entitlement to Expenses under this Agreement shall include those incurred in connection with any action, suit, or proceeding by or on behalf of the Indemnitee seeking an adjudication pursuant to Section 11 of this Agreement (including the enforcement of this provision) to the extent the court shall determine that the Indemnitee is entitled to an advancement of Expenses hereunder. Notwithstanding the foregoing, the Company shall not advance or continue to advance Expenses to the Indemnitee if a determination is reasonably made in good faith that the facts known at the

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time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith and in a manner that the Indemnitee did not believe to be in, or not opposed to, the best interests of the Company, or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board of Directors of the Company by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (ii) by a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if (a) there are no Disinterested Directors, (b) the Disinterested Directors so direct or (c) the Indemnitee so requests, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (iv) in the event that a Change in Control has occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. The Company shall not seek from a court, or agree to, a “bar order” which would have the effect of prohibiting or limiting the Indemnitee’s rights to receive advancement of expenses under this Agreement.

17. Contribution. If (i) the Indemnitee is entitled to indemnification under the DGCL and this Agreement and (ii) the indemnification provided for in this Agreement is unavailable due to a conflicting statutory scheme, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the Indemnitee the amount of any judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses to which the Indemnitee is entitled under the DGCL and this Agreement and that is unavailable due to such conflicting statutory scheme.

18. Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies.

19. Severability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and the Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

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20. Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate.

21. Other Provisions.

(a) This Agreement and all of the rights and duties of the parties to this Agreement arising from or relating in any way to the subject matter of this Agreement, including any claims, shall be governed by, construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware.

(b) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

(c) This Agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if the Indemnitee is an officer of the Company, the Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and the Company.

(d) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

(e) This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, shall preclude any other or further exercise thereof or the exercise of any other right or power.

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IN WITNESS WHEREOF, the Company and the Indemnitee have caused this Agreement to be executed as of the date first written above.

COTY INC.

By:
Name:
Title:

Indemnitee